UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 14, 2005

EXIDE TECHNOLOGIES

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	1-11263	23-0552730
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

Crossroads Corporate Center
3150 Brunswick Pike
Suite 230
Lawrenceville, New Jersey 08648
(Address of Principal Executive Offices, including Zip Code)

(609) 512-3000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 2.02 Results of Operations and Financial Condition.

Attached as Exhibit 99.1 is a press release dated February 14, 2005 being furnished pursuant to Item 9.01(c) as part of this report.

Item 9.01 Financial Statements and Exhibits.

(c)       Exhibits

     Exhibit 99.1 The press release referred to in Item 2.02, “Results of Operations and Financial Condition” and attached hereto as Exhibit 99.1, contains information regarding the Registrant’s results of operations and financial condition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXIDE TECHNOLOGIES
By:	/s/ J. Timothy Gargaro
J. Timothy Gargaro
Executive Vice President and Chief Financial Officer

Date: February 14, 2005